UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)
October 19, 2004

PRO-DEX, INC.
(Exact name of registrant as specified in its charter)

 0-14942
(Commission File Number)

COLORADO
(State or other jurisdiction of incorporation)

84-1261240
(IRS Employer Identification Number)

151 East Columbine Avenue
Santa Ana, California 92707
 (Address of Principal Executive Offices)
(714) 241-4411
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03        Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 19, 2004, Article II, Section 2.2, Paragraph 3, of the Bylaws of  Pro-Dex, Inc. was amended to add a new sentence at the end of such paragraph that more clearly sets forth the time period during which a shareholder may bring a director nomination.  A complete copy of the bylaws, as amended, is attached to this Form 8-K as Exhibit 3.1.

Item 9.01                    Financial Statements and Exhibits

 (c)       Exhibits.

            Exhibit 3.1        Bylaws, as amended and restated, dated October 19, 2004.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 19, 2004                                        PRO-DEX, INC.

By:       /s/  Patrick Johnson
            Patrick Johnson
            President and Chief Executive Officer

INDEX TO EXHIBITS

   Exhibit
  Number        Description

3.1             Bylaws, as amended and restated, dated October 19, 2004.

4